UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, Suite 1200, Ann Arbor, MI	41803
(Address of Principal Executive Offices)	(Zip Code)

(918) 494-0505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 7, 2021, The Coretec Group Inc. (the “Company”) granted options (the “Options”) to purchase a total of 18,000,000 shares of the Company’s common stock, par value $0.0002 per share (the “Common Stock”) at an exercise price of $0.15 per share. The Options are exercisable for a period of five (5) years from the date of issuance. Of the 18,000,000 total Options granted, (i) Options to purchase 2,000,000,000 shares of Common Stock were granted to Victor Keen, the Company’s co-chairman; (ii) Options to purchase 2,000,000 shares of Common Stock were issued to Simon Calton, the Company’s co-chairman (iii) Options to purchase 1,000,000 shares of Common Stock were issued to Ron Dombrowski, a Director of the Company’s Board of Directors; (iv) Options to purchase 4,000,000 shares of Common Stock were issued to Michael Kraft, the Company’s Chief Executive Officer; (v) Options to purchase 2,000,000 shares of Common Stock were issued to Matthew Hoffman, the Company’s Chief Financial Officer; and (vi) Options to purchase an aggregate of 7,000,000 shares of Common Stock were issued to various employees and consultants of the Company.

In connection with the issuance of the securities described in this Item 3.02, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

A form of option agreement pursuant to which the Options were granted is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety.

Item 5.02 Departure of Director or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure under Item 3.02 above is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CORETEC GROUP, INC.

Date: April 13, 2021	By:	/s/ Matthew Hoffman
	Name:	Matthew Hoffman
	Title:	Chief Financial Officer